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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): September 27, 2002


          CWMBS, INC., (as depositor under the Pooling and Servicing
         Agreement, dated as of September 1, 2002, providing for the issuance of the CHL Mortgage Pass-Through Trust 2002-19,
                     Mortgage Pass-Through Certificates,
                               Series 2002-19).

                                  CWMBS, INC.
                                 ------------
            (Exact name of registrant as specified in its charter)


     Delaware                                          333-92152                             95-4449516
------------------------------------                   ---------                             ----------
     (State or Other Jurisdiction                     (Commission                         (I.R.S. Employer
           of Incorporation)                           File Number)                        Identification No.)



4500 Park Granada
Calabasas, California                                                   91302
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(Address of Principal                                                  (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         5.1      Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1      Tax Opinion of Sidley Austin Brown & Wood LLP
                  (included in Exhibit 5.1).

         23.1     Consent of Sidley Austin Brown & Wood LLP
                  (included in Exhibits 5.1 and 8.1).

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        CWMBS, INC.



                                                        By: /s/ Darren Bigby
                                                        Darren Bigby
                                                        Vice President



Dated:  September 27, 2002

                                 Exhibit Index

Exhibit                                                                                 Page
-------                                                                                 ----

5.1      Legality Opinion of Sidley Austin Brown & Wood LLP                               5

8.1      Tax Opinion of Sidley Austin Brown & Wood LLP (included in Exhibit 5.1)          5

23.1     Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1)     5
